Exhibit 10.1

THE FRESH MARKET, INC.

SUPPLY AND SERVICE AGREEMENT

This Supply and Service Agreement (this “Agreement”) is made and entered into this 26th day of January, 2007 by and between The Fresh Market, Inc., a North Carolina corporation, with its corporate office located at 628 Green Valley Road, Suite 500, Greensboro, North Carolina (referred to herein along with its successors and assigns as “TFM”), and Burns Logistics, a Delaware corporation, with its corporate office located at 501 S.E. 5th Street, Milford, Delaware (referred to herein along with its authorized assigns as “Burris”).

In consideration of the mutual promises and covenants hereinafter contained, the parties hereto agree as follows:

1.	Term. The initial term of this Agreement shall be for five (5) years commencing as of the date of the first delivery. Thereafter, this Agreement shall automatically renew for one hundred eighty (180) day periods, unless either party provides written notice to the other of non-renewal at least one hundred eighty (180) days prior to the last day of the then current term.

2.	Product Supply, Facilities and Distribution Services.

a.	Burris shall supply Products listed in Exhibit A to all TFM Stores as required by TFM (which current TFM Stores are listed in Exhibit D), and Burris shall meet all Specifications set forth in Exhibit A with respect to such Products. Without limiting Burris’ other obligations under this Agreement, all Products provided by Burris shall also comply with Section 9 of this Agreement.

b.	At its sole cost and expense, Burris shall maintain, operate, and provide in accordance with all local, county, state, and federal laws the Facility.

c.	Burris shall deliver all Products pursuant to an Order and Delivery Schedule developed by Burris, which schedule shall be subject to TFM’s written approval. Burris shall provide adequate trucks and refrigerated/frozen trailers to deliver Products to TFM Stores three (3) times per week (and more often if requested by TFM from time to time during Holiday Periods and/or for TFM Stores accepting two thousand (2,000) or more cases per week). Timing is of the essence with respect to the number of deliveries made per week; provided, however, TFM’s right to terminate this Agreement for a violation of this Section 2(c) shall be governed by Section 14(a)(i). In addition to TFM’s other available rights and remedies, if a Missed Delivery occurs more than [***] times in any consecutive [***] month period, Burris shall pay to TFM on demand [***] as liquidated damages for each Missed Delivery that occurs thereafter during such [***] month period. Burris’ first delivery of Products to TFM shall be no later than February 7, 2007.

d.	Exhibit A shall be deemed modified, from time to time, to include new Product lines and accompanying Specifications as directed by TFM in writing and/or to discontinue Product lines and accompanying Specifications as directed by TFM in writing.

e.	Exhibit D shall be deemed modified, from time to time, to include future TFM Stores and/or to delete TFM Stores.

3.	Price/Promotion. This Section 3 addresses Case Upcharge (Section 3(a)), Inbound Product Case Cost (Section 3(b)), profit sharing and supplementation (Section 3(c)), and reconciliation (Section 3(d)):

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

a.	Case Upcharge. Subject to reconciliation as set forth below, TFM shall pay Burris a Case Upcharge to be determined using the Estimated Case Volume for Product delivered to and accepted by TFM in accordance with this Agreement.

b.	Inbound Product Case Cost. Subject to reconciliation as set forth below, TFM shall reimburse Burris the Inbound Product Case Cost for Product delivered to and accepted by TFM in accordance with this Agreement.

c.	Profit Sharing and Supplementation.

(i)	Burris shall pay TFM any Adjustment Amount at the end of each Contract Year (or Partial Contract Year). TFM, at its option, shall either be credited with the Adjustment Amount (which amount TFM may offset against any other sums owed) or reimbursed the same within five (5) business days of final determination of the Adjustment Amount.

(ii)	TFM shall pay to Burris any Below Threshold Fee at the end of each Contract Year (prorated for Partial Contract Years).

d.	Reconciliation.

(i)	Case Upcharge. Case Upcharge shall be reconciled semi-annually. In the event the semi-annual reconciliation, including the Fuel Cost Adjustment, shows that the Actual Case Volume during such Semi-Annual Period (or Partial Semi-Annual Period) was more than the Estimated Case Volume for such period (and that the Case Upcharge charged during such period should have been less than actually charged), TFM shall either be credited with the amount of its total Case Upcharge overpayment (which amount TFM may offset against any other sums owed) or reimbursed the same within five (5) business days of TFM’s receipt of the Reconciliation Statement. In the event the semi-annual reconciliation shows that the Actual Case Volume during such Semi-Annual Period was less than the Estimated Case Volume for such period (and that the Case Upcharge charged during such period should have been more than actually charged), TFM shall pay to Burris the total Case Upcharge underpayment for such semi-annual period (less amounts disputed in good faith by TFM) within five (5) business days of TFM’s receipt of the Reconciliation Statement.

(ii)	Inbound Product Case Cost. Inbound Product Case Cost shall be reconciled semi-annually. In the event the semi-annual reconciliation shows a difference in the Inbound Product Case Cost and amounts paid by TFM towards Inbound Product Case Cost during such period due to timing of Product cost changes (also known to Burris as a marketing adjustment), reimbursements shall be made as follows: (a) when the marketing adjustment is positive (i.e., when amounts paid by TFM exceed the reconciled Inbound Product Case Cost), TFM shall either be credited with the amount of its Inbound Product Case Cost overpayment (which amount TFM may offset against any other sums owed) or reimbursed the same within five (5) business days of TFM’s receipt of the Reconciliation Statement, and (b) when the marketing adjustment is negative (i.e., when amounts paid by TFM are less than the reconciled Inbound Product Case cost), TFM shall reimburse Burris the difference within five (5) business days after receipt of the Reconciliation Statement.

(iii)	Profit Sharing and Supplementation. The following shall be reconciled at the end of each Contract Year (or Partial Contract Year):

(a)	Profit Sharing. Burris shall pay to TFM the Adjustment Amount at the end of each Contract Year (or Partial Contract Year). TFM, at its option, shall either be credited with the Adjustment Amount (which amount TFM may offset against any other sums owed) or reimbursed the same within five (5) business days of final determination of the Adjustment Amount.

(b)	Supplementation. Although this is not a requirements contract, TFM currently anticipates that it will order a minimum of [***]. Upon receipt of the final Reconciliation Statement for each Contract Year (prorated for Partial Contract Years), the parties will determine TFM’s Actual Case Volume for that Contract Year (prorated for Partial Contract Years). If TFM does not achieve the Threshold Volume for that Contract Year (prorated for Partial Contract Years), TFM shall pay to Burris the Below Threshold Fee. If TFM does achieve the Threshold Volume for that Contract Year (prorated for Partial Contract Years), TFM shall have no further financial obligation to Burris for that Contract Year (or Partial Contract Year).

(iv)	Burris shall provide to TFM Reconciliation Statements within thirty (30) days after the end of each Semi-Annual Period. In the event Burris fails to provide TFM Reconciliation Statements or reimbursements accurately and on a timely basis as provided above, in addition to TFM’s other available rights and remedies, TFM may offset and/or deduct, by TFM’s estimate, any reimbursements due to TFM from subsequent payments to Burris.

e.	Other Price Matters.

(i)	[***].

(ii)	Product prices shall be set monthly in accordance with TFM’s fiscal calendar. Any supplier’s or vendor’s Product price changes shall be communicated to TFM in writing or electronically (by electronic price file) at least fourteen (14) days prior to the effective start date of TFM’s monthly order guides of Burris Products. Notwithstanding the foregoing, however, meat and seafood prices shall be set weekly to incorporate changes in commodity prices. All price changes shall take effect Sundays at 12:01 AM.

(iii)	[***]. Burris shall not be required to seek or accept Cross Dock pallets or cases if such services would unreasonably Impede the performance of its services hereunder.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

4.	Acceptance/Rejection. All deliveries of Products by Burris are subject to TFM’s acceptance of such Products. TFM may reject Products if TFM did not order the Products delivered or if the Products delivered are not in compliance with this Agreement. TFM shall report any product overs, shorts and visible external damage to Burris at the time of delivery while Burris’ delivery driver is at the TFM Store. TFM shall report rejections due to mispicks, internal damage, and the delivery of Products which do not otherwise meet TFM specifications on or before 5:00 P.M. on the first business day following the delivery of such Products. TFM shall report rejections, shortages, and any other Product complaints by contacting Burris Customer Service at 888-287-7473 ((888) Burris3) (or by such other commercially reasonable means as may be available if TFM cannot reach Burris Customer Service within the time period specified). If TFM rejects such Products (in whole or in part), Burris shall (i) retrieve the rejected Products within two (2) days of TFM’s rejection of such Products and (ii) at TFM’s option, either (a) replace such rejected Products at the time of Burris’ next delivery to the TFM Store to which such rejected Products were delivered, or (b) provide a credit to such TFM Store for the rejected Products within two (2) days from the date TFM’s rejection was communicated to Burris.

5.	Quality Control. All Products shall be handled in accordance with the Specifications while such Products are in the possession of Burris. Upon receipt by Burris and while in the possession of Burris, Burris shall regularly inspect Product dates and the quality and integrity of such Products for conformance to TFM’s Specifications. Burris, at its sole cost and expense, shall designate a quality assurance representative at the Facility to (i) ensure adherence to all such Specifications and quality requirements and (ii) provide any reports or documents reasonably necessary to detail the same. If any inspection or test performed hereunder indicates a failure to conform to the Specifications or any other quality requirements, Burris shall promptly advise TFM, and Burris shall not deliver Products from such shipments without the express written consent of TFM, which consent may be granted or withheld in TFM’s sole discretion.

6.

Payment Terms. Burris shall deliver to TFM on or before 10:00 A.M. on the first (1st) business day of each week a statement detailing charges for Products delivered during the immediately preceding week (“Weekly Invoice”), time being of the essence. TFM shall pay by wire transfer to Burris [***] of the invoiced amount due (less amounts disputed in good faith by TFM) on or before [***] following TFM’s receipt of the Weekly Invoice (“First Payment”). TFM shall pay by wire transfer to Burris the remaining invoiced amount due (less amounts disputed in good faith by TFM) on or before [***] after the date of the First Payment. Any disputes as to invoiced amounts due shall be promptly discussed by applicable representatives of the parties and, if not promptly resolved, shall be subject to Section 15 below. Notwithstanding the foregoing, TFM shall not be required to pay any statements delivered more than sixty (60) days after the due date for delivery of the statement.

7.	Service and Support.

a.	Burris shall provide the quality of Products specified by TFM in volumes requested by TFM, subject to all terms and conditions of this Agreement.

b.	Burris shall provide all necessary personnel to fulfill its Obligations under this Agreement. Such personnel shall include, but not be limited to:

i.	account manager;

ii.	dedicated buying staff;

iii.	administrative support;

iv.	customer support representative(s); and

v.	quality assurance representative.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

c.	Upon TFM’s request, Burris shall provide business reports, in form reasonably acceptable to TFM, that measure Burris’ satisfaction of its Obligations and any other information that may be useful to measure Burris’ distribution performance related to TFM.

d.	Except as otherwise expressly provided herein, Burris shall bear the risk of reselling any Products stocked for distribution for TFM and TFM will work with Burris in good faith to minimize losses from spoilage and excess inventory. Notwithstanding the foregoing, TFM shall accept delivery of all Products complying with the terms of this Agreement if TFM requests in writing that Burris order a specific quantity of a Product which is more than that which Burris should reasonably carry in inventory for distribution to TFM (“Additional Products”), and Burris shall order the Additional Products in the quantity requested by TFM. If such Additional Product is ordered for the sole benefit of TFM (and not as part of a mutually beneficial transaction), [***]. TFM shall not bear the risk of resale of such Additional Product if Burris fails to make delivery of such Additional Product or otherwise fails to make such Additional Product available for delivery. TFM shall notify Burris upon discontinuance of a Product and TFM shall accept delivery of all discontinued Products held by Burris in inventory for TFM that comply with the terms of this Agreement, provided that such Products are made available for delivery within a commercially reasonable time after notice of such discontinuance.

e.	Burris shall assist TFM with the administrative process of Product billback for future TFM store openings and help collect funds from such billbacks (“Billback Amount”) from invoice deductions upon TFM’s request. TFM shall provide a list of all vendors and suppliers who participate in this billback program and the Product level support associated with each vendor and supplier. Burris shall pay TFM all Billback Amounts upon Burris’ receipt of the same from participating vendors and suppliers (and all such Billback Amounts shall accrue solely to the benefit of TFM). [***].

8.	Trademarks and Exclusivity. Burris shall not use, authorize, or permit the use of any TFM Marks as part of its firm, corporate, or business name or otherwise. Burris shall not contest the right of TFM’s exclusive use of any TFM Marks. Any Product carrying TFM Marks shall not be sold to any other party without the express written consent of TFM, which consent may be granted, withdrawn or withheld in TFM’s sole discretion. Additionally, except for Specialty Food Products Burris distributes to other retailers as of the date of this Agreement, Burris shall not sell to any other retailer any Specialty Food Product sourced exclusively for TFM (which does not contain TFM Marks) unless Burris receives the express prior written consent of TFM, which consent shall not be unreasonably withheld, conditioned, or delayed.

9.	Product Warranties and Representations.

a.	Burris hereby warrants and represents the following:

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

i.	As of the date of delivery, Burris shall have all right, title, and interest in and to the Products and all rights necessary to transfer such rights and title to TFM free of any lien, pledge, hypothecation or other encumbrance; and

ii.	All Products delivered hereunder shall comply with all requirements of this Agreement.

b.	Except for the covenants, warranties and representations of Burris expressly set forth in this Agreement, Burris makes no warranties or representations as to the Products including their merchantability or fitness for a particular use.

10.	Indemnification.

a.	Burris shall defend, indemnify and hold harmless TFM, its shareholders, parents, subsidiaries and affiliated companies as well as TFM’s and TFM’s parents’, subsidiaries’, and affiliated companies’ shareholders, officers, directors, partners, employees and agents (the “Indemnified Parties”) from and against any and all claims, damages, liabilities, losses, judgments, fines, penalties, demands, actions, proceedings, lawsuits, fees, costs, and expenses (including attorneys’ fees and expenses) suffered by any such Indemnified Parties as a result of Burris’ breach of its covenants and/or warranties and representations under this Agreement. In the event that Burris or its agents, employees or subcontractors enter premises occupied or under the control of TFM or any other Indemnified Parties in the performance of Burris’ obligations under this Agreement, Burris will defend, indemnify and hold such Indemnified Parties harmless from and against any and all claims, damages, liabilities, losses, judgments, fines, penalties, demands, actions, proceedings, lawsuits, fees, costs, and expenses (including attorneys’ fees and expenses) suffered by any such Indemnified Parties on account of loss, cost or damage to property or injury to person (including death) arising out of, as a result of, or in connection with such entry or performance by Burris, its employees, agents or subcontractors unless such loss, cost or damage to property or injury to person (including death) is due to the negligence or willful misconduct of the Indemnified Parties. Burris’ compliance with Section 11 of this Agreement does not relieve it from liability under this Section 10.

b.	Without limiting the parties’ other rights and remedies, in the event purchasers of Products from TFM claim such Products are defective and it is determined by a final, non-appealable judicial order (i) that such Products are indeed defective and (ii) that such defects arose solely through the negligent acts or omissions of either party hereto, such negligent party shall indemnify and hold the other party harmless from any reasonable attorneys’ fees such other party incurred in defending such action.

11.	Insurance. Burris shall carry, at Burris’ sole cost and expense, the following types of insurance with an insurance company or companies qualified to transact business in the states in which services and the Products are provided to TFM:

a.	Commercial general liability insurance with “Occurrence Form” products coverage on all services, equipment or Products provided to TFM, stipulating limits of liability of not less than [***] for each occurrence with a general aggregate of not less than [***], and naming TFM as an additional insured under said policy with the limits and coverages specified;

b.

Worker’s compensation insurance for statutory limits as required by applicable law (including Employer’s Liability Insurance in an amount of not less than [***] per accident for bodily injury and [***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

per employee/aggregate for disease) covering all persons employed by Burris in connection with the performance of the delivery of the Products and/or any other services provided herein by such persons to TFM on property under the control of TFM;

c.	Business auto liability insurance (including owned, leased, and non-owned vehicles) for all vehicles of Burris, or vehicles used by Burris in connection with the performance of the delivery of the Products and/or any other services provided herein, that enter upon property under the control of TFM stipulating limits of liability of not less than [***] combined single limit for bodily injury, personal injury (no fault-if required by law), and property damage; and

d.	Excess liability coverage applying on a “following form” basis in excess of the commercial general liability, employer’s liability, and business auto liability policies referenced above, with limits of not less than [***] when combined with the underlying coverages, and naming TFM as an additional insured under said policy. This policy shall be endorsed to be primary and non-contributory, rather than excess, with respect to its additional insured status.

Upon commencement of this Agreement, a certificate of each type of insurance coverage listed above providing at least thirty (30) days’ notice to TFM prior to cancellation or termination shall be furnished to TFM. Such insurance must be issued by a company having a Best rating of at least A- by Best’s Insurance Reports or the then prevailing insurance rating bureau. Burris shall provide TFM with copies of the certificates of such coverage upon renewal and upon request from time to time.

12.	Force Majeure. Each party’s obligations under this Agreement shall be tolled only for delays caused by fire, war, riots or civil commotion, epidemics, authority of law, strikes (but only so long as such party is negotiating in good faith for a prompt resolution), lock-outs (but only so long as such party is negotiating in good faith for a prompt resolution), acts of God or other non-monetary matters beyond the reasonable control of such party, including, without limitation, the failure of vendors to provide the Products properly ordered by Burris pursuant to TFM’s requests. Notwithstanding the foregoing, the period of tolling under this Section 12 shall not exceed the lesser of (a) the time of delay caused by the tolling event or (b) five (5) days.

13.	Confidentiality. Each party shall hold in strict confidence and not use or disclose the other party’s Confidential Information except upon the prior written consent of the other party, which consent may be granted or withheld in the other party’s sole discretion. Upon termination of this Agreement, the parties shall either destroy or return all of the Confidential Information received from the other party during the term of this Agreement. The parties’ obligations under this Section 13 shall survive for two (2) years from the date of any termination of this Agreement.

14.	Termination.

a.	Termination for Cause.

i.

In addition to, and without limiting TFM’s other rights and remedies, if, after the first (1st) [***] of the commencement of this Agreement, a Missed Delivery occurs (a) more than [***] times in one (1) month or (b) more than [***] times in six (6) consecutive months, TFM may terminate this Agreement by written notice to Burris.

ii.	In addition to, and without limiting TFM’s other rights and remedies, if Burris fails to fulfill section (i) of its Obligations (set forth in Exhibit C)

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

more than [***] times during any thirteen consecutive weeks, or section (ii) of its Obligations (set forth in Exhibit C) more than [***] times during any thirteen consecutive weeks, TFM may terminate this Agreement by written notice to Burris.

iii.	In addition to, and without limiting TFM’s other rights and remedies, if Burris fails to fulfill section (viii) under “Obligations” in Exhibit C of this Agreement, TFM may terminate this Agreement in the event Burris fails to cure such breach within seven (7) days after TFM provides Burris with written notice of such breach.

iv.	In addition to, and without limiting TFM’s other rights and remedies, if Burris fails to perform any of its other Obligations under this Agreement, TFM may terminate this Agreement in the event Burris fails to cure such breach within twenty-one (21) days after TFM provides Burris with written notice of such breach.

v.	If TFM fails to perform any of its obligations under this Agreement, Burris may terminate this Agreement in the event TFM fails to cure such breach within twenty-one (21) days after Burris provides TFM with written notice of such breach. Without limiting the foregoing, in the event TFM fails to make a payment as required under Section 6 of this Agreement and TFM fails to cure such failure within seven (7) days after Burris provides TFM with written notice of such failure, Burris may suspend performance of its Obligations until receipt of the payment due.

b.	Termination Without Cause.

If TFM’s Actual Ordered Case Volume for any given Contract Year (or Partial Contract Year) is less than [***], Burris may propose an amendment to the terms of this Agreement within thirty (30) days after Tenant’s receipt of the final Reconciliation Statement for such Contract Year (or Partial Contract Year); provided, however, if the parties are unable to reasonably agree on such proposed terms in writing within sixty (60) days after TFM’s receipt of the same from Burris (the “Burris Negotiation Period”), Burris may terminate this Agreement by written notice to TFM within seven (7) days after the end of the Burris Negotiation Period, which termination shall be effective on the one hundred twentieth (120th) day after the date of such written notice. Burris’ failure to provide TFM with such termination notice as provided herein shall result in a continuance of this Agreement without the proposed amended terms, time being of the essence.

c.	Payment And Removal After Termination. Notwithstanding the foregoing, if this Agreement is terminated for any reason:

i.	TFM shall be liable for and promptly pay all undisputed amounts then owing to Burris and shall take delivery of and promptly pay the Inbound Product Case Cost for all TFM Products reasonably ordered and then held in inventory by Burris in accordance with this Agreement (including without limitation the Specifications set forth in Exhibit A); and

ii.	Burris shall immediately remove and discontinue use of the TFM Marks in any manner whatsoever and promptly pay all undisputed amounts then owing to TFM.

15.

Governing Law. The parties shall attempt in good faith to promptly and amicably resolve any disputes arising out of, or in any way connected with, this Agreement. If such dispute cannot be resolved within a reasonable time through such good faith negotiations between executives of the

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

parties (and if appropriate, with their respective counsel), then such dispute shall be settled under the rules of the American Arbitration Association by a single arbitrator. Any award resulting from arbitration shall be final and binding upon the parties, and the prevailing party shall be entitled to an award of its reasonable costs and attorneys’ fees from the non-prevailing party. Notwithstanding the foregoing, the parties may seek equitable relief (without the benefit of arbitration) when immediate relief is required given the nature of the dispute. The laws of the State of North Carolina shall govern this Agreement and all disputes shall be adjudicated in North Carolina.

16.	Independent Contractors. The parties acknowledge that Burris is an independent contractor, not an employee of TFM, and TFM shall not be responsible for any salary, benefits, or other employee-related expenses including, without limitation, holidays, sick days, personal days, health insurance, worker’s compensation, etc. with regard to Burris’ employees. Nothing contained herein or inferable herefrom shall be deemed or construed to create any partnership, joint venture, or other business entity between TFM and Burris.

17.	No Solicitation/No Hire. During the term of this Agreement, and for one (1) year thereafter, both parties agree not to knowingly solicit or to offer employment to any employee of the other party without having obtained the other party’s prior written consent; provided, however, that nothing herein shall restrict or preclude either party’s right to make generalized searches for employees by use of advertisements in the media or by engaging search firms which are not targeted or focused on employees of the other party. This Section shall not be deemed to prohibit either party’s hiring of any employee of the other party who initially contacts the hiring party without any action by the hiring party or anyone acting on the hiring party’s behalf.

18.	Assignment. The rights, privileges, and obligations under this Agreement are not assignable by Burris without TFM’s prior written consent, which consent may be granted or withheld in TFM’s sole discretion. TFM may terminate this Agreement by written notice to Burris if (i) Burris sells substantially all of its assets; (ii) the persons or entities that, on the date of this Agreement, own all of the voting capital stock of Burris cease to own more than fifty percent (50%) of such stock; (iii) Burris participates in a merger, reorganization, consolidation, share exchange or any other business transaction in which, following the merger, less than fifty percent (50%) of the shares of the surviving entity are owned by persons or entities who own a controlling interest in Burris as of the date of this Agreement; (iv) Burris commences the liquidation, dissolution, or winding-up of its affairs; and/or (v) Burns discontinues its operations. As used herein, TFM may assign its rights, privileges, and obligations under this Agreement without the prior consent of Burris, and such rights, privileges, and obligations shall extend to, bind, and inure to the benefit of TFM’s successors and assigns.

19.	Notices. Unless otherwise provided in this Agreement, all notices shall be in writing and delivered overnight courier services to the address for each party fisted below, which address may be changed by said party, from time to time, upon written notice to the other party:

If to TFM: The Fresh Market, Inc. Attn: Marius Anderson and Harold Lloyd 628 Green Valley Road, Suite 500 Greensboro, NC 27408	If to Burris: Burris Logistics Attn: Robert D. Burris and Donnan R. Burris 501 S.E. 5th Street Milford, DE 19963
Tel: (336) 272-1338 Fax: (336) 272-1664	Tel: (302) 839-5120 Fax: (302) 839-5175

E-mail: mariusandersen@thefreshmarket.com	E-mail: dburris@burrislogistics.com bburris@burrislogistics.com

20.	Exhibits; Entire Agreement; Amendments. All exhibits attached hereto are incorporated herein by reference and the provisions thereof constitute a part of this Agreement. The terms herein constitute the entire agreement between the parties and supersede all other oral and written representations related thereto. Each party has had the benefit of legal counsel during the negotiations that have resulted in this Agreement. As a consequence of such parity in bargaining power and position, this Agreement shall enjoy a neutral construction and shall not be strictly construed against either party as the scrivener hereof or pursuant to any other legal theory of contract construction. This Agreement may not be modified or amended, unless in writing signed by both parties.

21.	Severability. If any part of this Agreement is determined to be invalid or illegal by any court or agency of competent jurisdiction, then that part shall be limited or curtailed to the extent necessary to make such provision valid, and all other remaining terms of this Agreement shall remain in full force and effect.

22.	Counterparts/Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same Agreement. The parties agree that the effectiveness of any facsimile documents and signatures shall, subject to applicable law, be the same as manually-signed originals. Either party may require that any facsimile documents and signatures provided hereunder be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

23.	Miscellaneous. Whether or not expressly so stated in each of the provisions above, Burris shall perform all of its obligations hereunder at Burris’ sole cost and expense, and TFM’s payment obligations shall only be those expressly set forth in Sections 3 and 6 above. TFM shall use reasonable efforts to provide Burris forecasts of expected spikes in Product volume for purposes of Burris’ transportation planning. This is not an exclusive dealing or requirements contract. TFM is not required to order from Burris any minimum number of cases of Product per Contract Year or otherwise. Notwithstanding the foregoing, and to the extent TFM orders Products listed in Exhibit A (as such Exhibit A may be modified from time to time in accordance with Section 2(d)), TFM will use good faith efforts to order such kinds of Products from Burris and to use Burris as a primary supplier for such kinds of Products.

24.	Definitions. Defined terms (beginning with capital letters) used herein and not otherwise defined in the body of this Agreement, shall have the meanings given to them in Exhibit C.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the date first above written.

THE FRESH MARKET, INC.,		BURRIS LOGISTICS,
a North Carolina Corporation		a Delaware Corporation

By:	/s/ Brett M. Berry	By:	/s/ Robert D. Burris
Name:	Brett M. Berry	Name:	Robert D. Burris
Title:	President & CEO	Title:	President, CEO

		By:	/s/ Donnan Burris
		Name:	Donnan Burris
		Title:	President, Burris Refrigerated Logistics

		By:	/s/ Mark A. Tarzwell
		Name:	Mark A. Tarzwell
		Title:	President, Burris Retail Logistics

Exhibit A

Specifications

1.	Product Damages. Products shall be free of any visible damages due to production faults, mishandling, or temperature abuse and shall not otherwise be adulterated or misbranded. Without limiting TFM’s other rights and remedies under this Agreement, TFM shall not be required to accept delivery of Products which (a) are damaged, (b) were subjected to temperature abuse, (c) were adulterated or misbranded, or (d) are not Active Products.

2.	Product Temperature.

a.	The temperature of all deli meat, meat items, seafood, chicken, fresh mozzarella cheese, eggs, dairy, cheese and convenient meal solution items must be maintained between 40 degrees and 32.5 degrees Fahrenheit.

b.	The temperature of all ice cream items must be maintained at -15 degrees Fahrenheit or lower.

c.	The temperature of all other Products must be maintained according to the applicable supplier’s or vendor’s recommendations.

3.	Product Dating. All Product delivered to TFM Stores shall be within the dating guidelines listed below. Any [***] delivered to TFM’s Stores shall have a minimum of [***] and a maximum of [***]. If no dating guidelines are set forth below for a Product, Burris shall obtain written guidelines for such Product from TFM.

Deli	Minimum Shelf Life Days at Receipt into Burris	Minimum Shelf Life Days at Time of Delivery to TFM Stores

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Seafood

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

CMS	Minimum Shelf Life Days at Receipt into Burris	Minimum Shelf Life Days at Time of Delivery to TFM Stores

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Dairy

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Coffee

[***]	[***]	[***]

[***]	[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

Meat	Minimum Shelf Life Days at Receipt into Burris	Minimum Shelf Life Days at Time of Delivery to TFM Stores

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Bakery

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

4.	Miscellaneous. If no specifications exist for a Product, Burris shall obtain written guidelines for such Product from TFM.

5.	Modification of Exhibit. This Exhibit A shall be deemed modified from time to time to include new Product lines and accompanying Specifications as directed by TFM in writing and/or to discontinue Product lines and accompanying Specifications as directed by TFM in writing.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

Exhibit B

Estimated Product Case Markup Table

1.	Product Pricing. For purposes of this Agreement, the following volume/case upcharge amounts shall be used in calculating the case upcharge amounts charged to TFM.

Volume (Measured in Semi-Annual Periods)	Case Upcharge
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	TBD

Contract Year	1		2		3		4		5
(Annual) Estimated
Product Case Volume	[	***]	[	***]	[	***]	[	***]	[	***]

Baseline Minimum Profit	[	***]	[	***]	[	***]	[	***]	[	***]

Examples of “Adjustment Amount” Calculations:

Section (b) (i) examples:

Example 1:

[***].

Example 2:

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

[***].

Example 3:

[***].

Section (b) (i) & (ii) examples:

Example 1:

[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

Exhibit C

Definitions

“Active Product(s)” means Products listed on TFM’s then current month’s order guide.

“Actual Case Volume” means number of cases shipped from the Facility to TFM stores excluding Cross Dock Product for the applicable period.

“Actual Operating Costs” means the cost required for transportation, warehouse operations, Product buying, and applicable administration specific to TFM.

“Actual Ordered Case Volume” means the number of cases ordered by TFM from Burris.

“Actual Product Case Cost” means the sum of the Inbound Product Case Cost and the applicable Case Upcharge (calculated using the Actual Case Volume).

“Adjustment Amount” means the applicable amount as calculated below:

[***]

Examples of Adjustment Amount calculations are shown in Exhibit B.

“Baseline Minimum Profit” means the amount shown as such in Exhibit B for the applicable Contract Year (prorated for Partial Contract Years).

“Below Threshold Fee” means [***].

“Brokerage Monies” means funds provided by the suppliers or vendor that would otherwise be paid to third-party brokers.

“Burris’ Actual Profit” means [***].

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

“Case Upcharge” means the applicable amount shown in Exhibit B plus the Fuel Cost Adjustment. [***].

“Competitive” means that Burris will use its best efforts to help TFM achieve the best possible Inbound Product Case Cost by purchasing all Products in the best brackets based on an economic order quantity method to be defined by TFM. Burris also agrees to actively seek and make any forward buys that will reduce TFM’s Inbound Product Case Cost. Burris will use its best efforts to determine Product cost competitiveness and reduce Inbound Product Case Cost whenever possible. Burris will utilize all third party product resources (diverters) when deemed by TFM to be cost effective and appropriate. Burris agrees to purchase all Products as directed by TFM.

“Confidential Information” means any information provided by one party (the “disclosing party”) to the other (the “non-disclosing party”) during the term of this Agreement and designated as confidential by such disclosing party, including, without limitation, any and all information regarding a party’s business methods, vendor lists, marketing strategy, customers, data, technical information so provided; provided, however, Confidential Information shall not include information or documentation that (i) is or becomes publicly available other than as a result of acts by either party in breach of the Agreement, (ii) is in the non-disclosing party’s possession prior to such disclosure or is independently derived by the non-disclosing party without the aid, application or use of the Confidential Information, (iii) is disclosed to the non-disclosing party by a third party on a non-confidential basis, or (iv) the non-disclosing party is required by law to disclose in the opinion of the non-disclosing party’s legal counsel.

“Contract Year” means each twelve (12) month period of January 1 through December 31 during the term of this Agreement. Any period during the term hereof which is less than a full twelve (12) month period is referred to herein as a Partial Contract Year.

“Cross Dock” means Product delivered to and distributed by Burris, but not owned, invoiced, or inventoried by Burris.

“Delivery Route Mileage” means the number of miles traveled by Burris in delivering Products from the Facility to the TFM Stores on the delivery route and returning to the Facility.

“Estimated Case Volume” means TFM’s estimate of the number of cases that will be ordered by TFM and shipped from the Facility to TFM Stores (excluding Cross Dock Product) for the applicable period.

“Estimated Product Case Cost” means the sum of the Estimated Inbound Product Case Cost and the applicable Case Upcharge (calculated using the Estimated Case Volume).

“Facility” means the distribution facility owned or leased by Burris in Atlanta, Georgia and includes trucking operations, and buying and administrative services necessary for the production, warehousing, and delivery of Products.

“Fuel Cost Adjustment” means the applicable adjustment to Case Upcharge as calculated below:

(a)	[***].

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

(b)	[***].

“Grocery Items” means supply items, non-food items, foodstuffs and drinks including, without limitation, any or all of the following: (i) dairy products (including without limitation milk, yogurt, ice cream, cheese and/or any other items commonly found in a grocery store and/or supermarket dairy section), (ii) produce (including without limitation vegetables, fruits and/or any other items commonly found in a grocery store and/or supermarket produce section), (iii) coffee (including without limitation whole bean, ground and by the cup), tea and candies (including without limitation packaged, bulk, and full service chocolates, confections, and other items commonly found in a grocery store and/or supermarket candy section), (iv) nuts, snack mixes, and other bulk food items, (v) bakery products (including without limitation fresh breads, desserts and/or any other items commonly found in a grocery store and/or supermarket bakery section), (vi) meat (including without limitation beef, pork and poultry), (vii) seafood (including without limitation fish, shellfish, and crustaceans), (viii) liquor, beer, wine and/or other alcoholic beverages, (ix) sandwich, deli and convenient meal solution items (including without limitation sushi, deli meats, and deli cheeses), and (x) vitamins, herbs and supplements.

“Holiday Periods” means all or any portion of the period from 12:00 A.M. on November 10 through 11:59 P.M. on January 5 of any year.

“Inbound Product Case Costs” means cost of Product FOB to Burris’s dock at the Facility (using a FIFO inventory valuation method), [***], minus all credits, including, without limitation, Regular Retail Allowances and Promotional Monies and Brokerage Monies.

“Miscellaneous Costs” means the inventory carrying costs, the Facility improvements/hardware costs and startup costs for each Contract Year (or Partial Contract Year).

“Missed Delivery” means Burris fails to make a delivery to a TFM Store within [***] of the time and day scheduled.

“On-Time Delivery” means [***] from the scheduled delivery time that Burris is required to make its first delivery stop to a given TFM store on a given delivery day.

“Obligations” means the following obligations of Burris:

i.	Throughout the term, except during Holiday Periods, provide minimum in-stock performance (adjusted only for discontinued items) of [***] for all TFM Stores and all store categories in aggregate total for quantity and dollars, and additionally, after the first (1st) Contract Year, provide minimum in-stock performance (adjusted only for discontinued items) of [***] in all TFM Stores for quantity and dollars;

ii.	Throughout the term, during Holiday Periods, provide minimum in-stock performance (adjusted only for discontinued items) of [***] for all TFM Stores and all store categories in aggregate total for quantity and dollars, and additionally, after the first (1st) Contract Year, provide minimum in-stock performance (adjusted only for discontinued items) of [***] in all TFM Stores for quantity and dollars;

iii.	Provide weekly minimum On-Time Delivery performance level at [***] with expeditious, best effort delivery to all subsequent stores, time being of the essence;

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

iv.	Fully comply with Specifications;

v.	Use best efforts to provide TFM with the lowest cost Product sourcing as defined by effective buying, transportation cost management, and inbound freight management;

vi.	Full comply with all applicable federal, state, and local laws;

vii.	Adhere to and the practice of ethical business principles, including but not limited to, true representation of actual costs, whether or operational, that would affect TFM’s Product costs;

viii.	Burris shall at all times be Competitive; and

ix.	Strictly comply with all other provisions of this Agreement.

“Order and Delivery Schedule” means that schedule detailing the ordering of Products by TFM from Burris and the delivery of such Products to TFM by Burris.

“Other Facility Businesses” means any business (other than TFM) that utilizes the Facility.

“Other Income” means the sum of Transportation Backhaul and Unloading Fees and Purchasing Income.

“Products” means Grocery Items and any other perishable, nonperishable and frozen food items.

“Promotional Monies” means funds provided by suppliers or vendors to reduce Inbound Product Case Cost for the purposes of providing additional profit dollars for the retailer or to provide funds for temporary price cuts from the retailer.

“Purchasing Income” means [***].

“Reconciliation Date(s)” means the last day of TFM’s fiscal accounting Period 6 and the last day of TFM’s fiscal accounting Period 12 as shown on TFM’s reporting calendar for each Contract Year during the term of this Agreement. On or before December 15th of each Contract Year, TFM shall provide Burris an updated annual reporting calendar showing the fiscal periods for the following Contract Year.

“Reconciliation Statement” means a statement detailing any accruals and reconciliations between the Actual Product Case Costs and the Estimated Product Case Costs.

“Regular Retail Allowances” means allowances and discounts provided to TFM from suppliers or vendors or allowances and discounts normally provided retailers.

“Semi-Annual Period” means each six (6) month period of January 1 through June 30 and each six (6) month period of July 1 through December 31 during the term of this Agreement. Any period during the term hereof which is less than a full six (6) month period is referred to herein as a Partial Semi-Annual Period.

“Slotting Fees” means [***].

“Specialty Food Product(s)” means products that provide an added value appeal for one or more of the following reasons:

i.	Quality of ingredients, manufacturing process, and/or finished product;

ii.	Sensory appeal, flavor, consistency, texture, aroma, and/or appearance;

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

iii.	Presentation (branding or packaging);

iv	Origin channel (where product was manufactured); and/or

v.	Distribution (specialty food retail outlets or sections within supermarkets/grocery stores).

“Specifications” means the specifications set forth in Exhibit A.

“Threshold Volume” means an [***].

“Transportation Backhaul” means revenue generated from transporting product on trucks after making deliveries to TFM stores. Generally, Transportation Backhaul is provided for inbound Product to the warehouse from suppliers’ or vendors’ shipping points.

“TFM Marks” means any registered trademarks, trade names, service marks or logos, or any other intellectual property rights of TFM.

“TFM Profit” means the applicable Profit Amount {shown in the table below) as determined by the (annual) Actual Case Volume:

Case Volume	[***]	[***]	[***]	[***]	[***]
Profit Amount	[***]	[***]	[***]	[***]	[***]

“TFM Store(s)” means all current and future TFM stores unless otherwise specified or designated by TFM in writing.

“Unloading Fees” means [***].

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc., this information has been filed separately with the Securities and Exchange Commission.

Exhibit D

TFM Stores

1	3708 Lawndale Drive	19	7825 Pineville/Matthews Rd	33	995 North Slate Rd 434, #400	46	13499 S. Cleveland Avenue	65	5525 Abercorn Street	82	4120 NW 18th Boulevard
	Greensboro, NC 27455		Charlotte, NC 28226		Altamonte Springs, FL 32714		Ft. Myers, FL 33907		Savannah, GA 31405		Gainesville, FL 32605
	Mike Willett, Manager		Marc Sussman, Manager		Thierry Vancompa, Manager		Michelle Malloux, Manager		Jim Riegel, Manager		Debbie Smart, Manager
	336.282.4832 (F) 336.282.8176		704.541.1882 (F) 704.541.0824		407.786.1801 (F) 407.786.1807		239.454.1053 (F) 239.454.4529		912.354.6075 (F) 912.354.3686		352.376.1024 (F) 352.376.1733

3	944 Marrimon Avenue	20	6861 Falls of Nause Road	34	3005 Old Alabama Road	47	1390-4 Village Square Blvd.	66	27251 Bay Landing Drive	83	4800 Whitesburg Drive
	Asheville, NC 28804		Raleigh, NC 27615		Aloharetta, GA 30022		Tallahassee, FL 32312		Bonila Springs, FL 34135		Huntsville, AL 35802
	Mark White, Manager		Jim Rackley, Manager		Jerome Johnson, Manager		Jean Bates, Manager		Tony Owen, Manager		Russell Friend, Manager
	828.252.9098 (F) 828.251.0947		919.676.2939 (F) 919.676.2901		770.664.5350 (F) 770.664.9141		850.907.1392 (F) 850.907.1395		239.390.5948 (F) 239.390.7162		256.880.9042 (F) 256.880.9117

5	223 Greenville Highway	21	11535 Kingston Pike	35	10460 Shelbyville Road	48	890 William Hilton Parkway #110	67	2207 Colonial Avenue, SW
	Hendersonville, NC 28792		Farragut, TN 37934		Louisville, KY 40223		Hilton Head Island, SC 29928		Roanoke, VA 24015
	John Prescott, Manager		John Dudek, Manager		Steven Smith, Manager		Ellen Stewart, Manager		Kathleen Fitzgerald, Manager
	828.698.4682 (F) 828.698.3322		865.671.3377 (F) 865.671.3379		502.244.1844 (F) 502.244.1810		843.842.8332 (F) 843.842.8326		540.344.5490 (F) 540.344.5491

6	2435 E North Street, Ext.	22	2288 Gunbarrel Road #20	36	13147 N. Dale Mabry	49	4700 US Highway 280, #6	68	1500 Peachtree Industrial Blvd.
	Greenville, SC 29615		Chattanooga, TN 37421		Tampa, FL 33618		Birmingham, AL 35242		Suwanee, GA 30024
	Richard Segee, Manager		Chad Simmons, Manager		Robert Burkart, Manager		Rochelle Moore, Manager		Vickie Welch, Manager
	864.292.2868 (F) 864.244.9369		423.499.4223 (F) 423.855.9971		813.964.8001 (F) 813.964.8011		205.991.0294 (F) 205.980.0578		678.714.0976 (F) 678.714.5263

7	4840 Forest Drive	23	1303 Jamestown Road #113	37	2200 N. Flamingo Road #14A	55	2640 S. Bayshore Drive	69	20125 Van Aken Boulevard
	Columbia, SC 29206		Williamsburg, VA 23185		Pembroke Pines, FL 33028		Miami, FL 33133		Shaker Heights, OH 44122
	Bill Sutara, Manager		Rick Fariss, Manager		Vincent Dent, Manager		Ovidio Cuervo, Manager		Travis Heaton, Manager
	803.782.9100 (F) 803.782.9501		757.565.1661 (F) 757.565.1843		954.436.7064 (F) 954.436.2340		305.854.7202 (F) 305.854.7386		216.283.5774 (F) 216.283.5779
To open 1/24/07
8	3655 SW Cary Parkway	25	880 A1A North	38	5000 Dr. Phillips Boulevard	56	2490 East 146th Street
	Cary, NC 27513		Ponte Vedra Beach, FL 32082		Orlando, FL 32819		Carmel, IN 46033	70	1527 North Parham Road
	Nancy Pekich, Manager		Richie Ganther, Manager		Scott Penton, Manager		Tim Gerber, Manager		Richmond, VA 23229
	919.481.2865 (F) 919.469.9401		904.273.8450 (F) 904.273.8696		407.294.1516 (F) 407.294.1306		317.815.1970 (F) 317.815.1977		John Tisdale, Manager
804.282.3823 (F) 804.282.4187
9	5609-C Friendly Avenue	26	10950 San Jose Boulevard	39	9375 Poplar Ave.	58	235 Franklin Road
	Greensboro, NC 27410		Jacksonville, FL 32223		Germantown, TN 38138		Brentwood, TN 37027	71	3722 Henderson Boulevard
	John Allen, Manager		Ken Adair, Manager		Jimmy Ferguson, Manager		Lois Goodman, Manager		Tampa, FL 33609
	336.855.6114 (F) 336.855.3554		904.880.7889 (F) 904.880.8943		901.737.5759 (F) 901.756.2476		615.373.9402 (F) 615.373.9982		Steve Mitchell, Manager
813.875.7400 (F) 813.875.7408
11	4475 Kingston Pike	27	4129 Tamiami Trail, N.	40	18299 Biscayne Boulevard	59	718 Commons Drive
	Knoxville, TN 37919		Naples, FL 34103		Aventura, FL 33160		Geneva, IL 60134	73	10640 Forest Hill Boulevard
	Dan Woodby, Manager		Jim Richardson, Manager		Peter Rooney, Manager		Bob Butkus, Manager		Wellington, FL 33414
	865.584.8699 (F) 865.588.3856		239.430.2444 (F) 239.430.2432		305.466.1786 (F) 305.466,1762		630.845.4095 (F) 630.845.4052		Matt Boyer, Manager
561.753.9861 (F) 561.798.8267
12	280 S. Stratford Road	28	100 W. Camino Real	41	835 S. White Station Road	60	1920 Henderson Road
	Winston-Salem, NC 27103		Boca Raton, FL 33432		Memphis, TN 38117		Columbus, OH 43220	75	7888 Montgomery Road
	Rich Salvards, Manager		Steve Dimaggio, Manager		John Cartwright, Manager		Michael Hammer, Manager		Cincinnati, OH 45236
	336.723.1882 (F) 336.748.8608		561.338.2444 (F) 561.338.9806		901.682.3434 (F) 901.767.8119		614.326.1370 (F) 614.326.1381		To open 2/13/07

13	400 Woodburn Road	29	155 Beverly Lane	42	3940 Airport Boulevard	61	2099 Peachtree Road, NE	76	4495 Commerce Drive, West
	Raleigh, NC 27605		Southern Pines, NC 28387		Mobile, AL 36608		Atlanta, GA 30309		Destin, FL 32541
	Rob Latimer, Manager		Eric Everhart, Manager		Donald Lyndall, Manager		Rob Bunch, Manager		Susan Murphy, Manager
	919.828.7888 (F) 919.864.8255		910.695.0587 (F) 910.695.0425		251.344.8026 (F) 251.344.8614		404.350.3211 (F) 404.350.3037		To open 2/21/07

14	141 Fernwood Drive	30	25961 U.S. Highway 19	43	5511 Chamblee-Dunwoody Rd.	62	1816 N. Causeway Boulevard	78	2026 Rochester Road
	Spartanburg, SC 29307		Clearwater, FL 33763		Dunwoody, GA 30338		Mandeville, LA 70471		Rochester Hills, MI 48306
	Wendy Martin, Manager		Danny Sanchez, Manager		Carl Clark, Manager		Skip Oakes, Manager		Shawn McCracken, Manager
	864.573.6627 (F) 864.585.3247		727.669.6111 (F) 727.669.7127		770.481.0304 (F) 770.481.0812		985.674.4105 (F) 985.674.4143		248.293.2810 (F) 248.293.2814		Pursuant to Section 2 of this Agreement, this Exhibit A shall be deemed modified, from time to time, to include future TFM Stores and/or delete closed TFM Stores.

15	2701 Washington Road	31	4633 University Drive	44	1205 Johnson Ferry Road #109	63	20771 N. Rand Road	79	3088 Madison Road
	Augusta, GA 30909		Coral Springs, FL 33067		Marietta, GA 30068		Kideer, IL 80047		Cincinnati, OH 45209
	Christine Brannen, Manager		Rod Loudermilk, Manager		Barry Collins, Manager		Megan Anderson, Manager		Kevin Gravelle, Manager
	706.667.0090 (F) 706.667.0014		954.757.3640 (F) 954.757.7893		770.578.4566 (F) 770.578.6763		847.719.1305 (F) 847.719.1308		513.533.2600 (F) 513.533.0406

17	4223 Providence Road	32	744 Hiltop North Shopping Ctr.	45	2759 Eastern Boulevard	64	6306 W. Jefferson Boulevard	81	3060 Center Valley Parkway
	Charlotte, NC 28211		Virginia Beach, VA 23451		Montgomery, AL 38117		Ft. Wayne, IN 46804		Center Valley, PA 18034
	Edward Dill, Manager		Gail Hackett, Manager		George Parker, Manager		Brad Knight, Manager		David Harris, Manager
	704.365.6659 (F) 704.365.6792		757.491.0904 (F) 757.491.4301		334.272.8952 (F) 334.272.4182		260.459.9691 (F) 260.459.9694		610.798.7474 (F) 610.798.9140
To open 1/17/07